AETNA SERIES FUND, INC.
                         COMPUTATION OF PERFORMANCE DATA
                             TOTAL RETURN QUOTATIONS

In calculating the total return quotations, a hypothetical account was established using a $1,000 initial payment.

Formula
        P(1 + T) (n) =  $ 1 ERV

        P    = $1 a hypothetical initial payment of $1,000,
        T    = $1 average annual total return,
        n    = $1 number of years,
        ERV = $1 ending redeemable value at the end of 1, 5, or 10 year periods (or a fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

Assumptions:

- The 1-year figure assumes the redemption on October 31, 1997 of values attributable to a $1,000 payment made on November 1, 1996.

- The Since Inception figure assumes the redemption on October 31, 1997 of values attributable to a $1,000 payment made on the inception date of the funds (see below).

                                 Class I Shares

The Aetna Fund
   1 Year                        $1,000 (1 + 19.57%)^(1)        =  $1,195.74
   5 Years                       $1,000 (1 + 13.74%)^(5)        =  $1,903.81
   Since Inception (1/3/92)      $1,000 (1 + 12.23%)^(5.81096)  =  $1,955.55

Aetna Bond Fund
   1 Year                        $1,000 (1 + 7.72%)^(1)         =  $1,077.21
   5 Years                       $1,000 (1 + 6.76%)^(5)         =  $1,386.67
   Since Inception (1/3/92)      $1,000 (1 + 6.90%)^(5.83014)   =  $1,475.34

Aetna Government Fund
   1 Year                        $1,000 (1 +  8.39%)^(1)        =  $1,083.91
   Since Inception (1/4/94)      $1,000 (1 +  6.13%)^(3.82466)  =  $1,255.46

Aetna Growth Fund
   1 Year                        $1,000 (1 + 28.95%)^(1)        =  $1,289.53
   Since Inception (1/4/94)      $1,000 (1 + 22.06%)^(3.82466)  =  $2,143.55

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Aetna Growth & Income Fund
   1 Year                        $1,000 (1 + 37.44%)^(1)        =  $1,374.38
   5 Years                       $1,000 (1 + 19.04%)^(5)        =  $2,390.40
   Since Inception (1/3/92)      $1,000 (1 + 16.77%)^(5.82740)  =  $2,468.01

Aetna Index Plus Fund
   Since Inception (12/10/96)    $1,000 (1 + 24.49%)^(1)        = $1,244.90

Aetna International Growth Fund
   1 Year                        $1,000 (1 + 26.02%)^(1)        =  $1,260.25
   5 Years                       $1,000 (1 + 14.45%)^(5)        =  $1,963.60
   Since Inception (1/3/92)      $1,000 (1 + 10.14%)^(5.82740)  =  $1,755.45

Aetna Money Market Fund
   1 Year                        $1,000 (1 + 5.49%)^(1)         =  $1,054.88
   5 Years                       $1,000 (1 + 4.83%)^(5)         =  $1,265.85
   Since Inception (1/3/92)      $1,000 (1 + 4.73%)^(5.82740)   =  $1,308.87

Aetna Small Company Fund
   1 Year                        $1,000 (1 + 37.80%)^(1)        =  $1,378.03
   Since Inception (1/4/94)      $1,000 (1 + 23.42%)^(3.82466)  =  $2,236.08

Aetna Ascent Fund
   1 Year                        $1,000 (1 + 26.59%)^(1)        =  $1,265.92
   Since Inception (1/4/95)      $1,000 (1 + 22.81%)^(2.82740)  =  $1,787.75

Aetna Crossroads Fund
   1 Year                        $1,000 (1 + 21.65%)^(1)        =  $1,216.53
   Since Inception (1/4/95)      $1,000 (1 + 19.41%)^(2.82740)  =  $1,651.22

Aetna Legacy Fund
   1 Year                        $1,000 (1 + 15.94%)^(1)        =  $1,159.37
   Since Inception (1/4/95)      $1,000 (1 + 15.69%)^(2.82740)  =  $1,510.07

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                         COMPUTATION OF PERFORMANCE DATA
                       TOTAL RETURN QUOTATION (continued)

                          Class A Shares (reflecting front-end sales load)

Assumptions:

The 1-year figure assumes the redemption on October 31, 1997 of values attributable to a $1,000 payment made on November 1, 1996.

The Since Inception figure assumes the redemption on October 31, 1997 of values attributable to a $1,000 payment made on the inception date of the funds (see below).

The performance reflects the deduction of the maximum front-end sales load, assuming shares were redeemed at the end of the period.

The Aetna Fund
        1 Year                      $1,000 (1 + 11.82%)^(1)      =  $1,118.17
        5 Years                     $1,000 (1 + 11.76%)^(5)      =  $1,743.78
        Since Inception (1/3/92)    $1,000 (1 + 10.23%)^(5.81096)=  $1,761.26

Aetna Bond Fund
        1 Year                      $1,000 (1 + 1.81%)^(1)       =  $1,018.15
        5 Years                     $1,000 (1 + 4.94%)^(5)       =  $1,272.53
        Since Inception (1/3/92)    $1,000 (1 + 5.22%)^(5.83014) =  $1,345.31

Aetna Government Fund
        1 Year                      $1,000 (1 + 2.56%)^(1)       =  $1,025.60
        Since Inception (1/4/94)    $1,000 (1 + 4.01%)^(3.82466) =  $1,162.35

Aetna Growth Fund
        1 Year                      $1,000 (1 + 20.69%)^(1)      =  $1,206.86
        Since Inception (1/4/94)    $1,000 (1 + 19.33%)^(3.82466)=  $1,966.04

Aetna Growth and Income Fund
        1 Year                      $1,000 (1 + 28.64%)^(1)      =  $1,286.39
        5 Years                     $1,000 (1 + 17.08%)^(5)      =  $2,199.62
        Since Inception (1/3/92)    $1,000 (1 + 14.78%)^(5.82740)=  $2,233.30

Aetna Index Plus Fund
        Since Inception (12/10/96)  $1,000 (1 + 16.53%)^(1)      =  $1,165.28

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Aetna International Growth Fund
        1 Year                      $1,000 (1 + 17.88%)^(1)      =  $1,178.81
        5 Years                     $1,000 (1 + 12.47%)^(5)      =  $1,799.38
        Since Inception (1/3/92)    $1,000 (1 + 8.19%)^(5.82740) =  $1,581.94

Aetna Money Market Fund
        1 Year                      N/A
        5 Years                     N/A
        Since Inception (1/3/92)    N/A

Aetna Small Company Growth Fund
        1 Year                      $1,000 (1 + 28.87%)^(1)        = $1,288.72
        Since Inception (1/4/94)    $1,000 (1 + 20.64%)^( 3.82466) = $2,049.43

Aetna Ascent Fund
        1 Year                      $1,000 (1 + 18.62%)^(1)        = $1,186.22
        Since Inception (1/4/95)    $1,000 (1 + 19.44%)^(2.82740)  = $1,652.51

Aetna Crossroads Fund
        1 Year                      $1,000 (1 + 13.86%)^(1)        = $1,138.65
        Since Inception (1/4/95)    $1,000 (1 + 16.08%)^(2.82740)  = $1,524.48

Aetna Legacy Fund
        1 Year                      $1,000 (1 + 8.55%)^(1)         = $1,085.50
        Since Inception (1/4/95)    $1,000 (1 + 12.48%)^(2.82740)  = $1,394.51

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                         COMPUTATION OF PERFORMANCE DATA
                       TOTAL RETURN QUOTATION (continued)

                  Class A Shares (without front-end sales load)

Assumptions:

The 1-year figure assumes the redemption on October 31, 1997 of values attributable to a $1,000 payment made on November 1, 1996.

The Since Inception figure assumes the redemption on October 31, 1997 of values attributable to a $1,000 payment made on inception date of funds (see below).

The Aetna Fund
        1 Year                     $1,000 (1 + 18.64%)^(1        =  $1,186.38
        5 Years                    $1,000 (1 + 12.86%)^(5)       =  $1,830.74
        Since Inception (1/3/92)   $1,000 (1 + 11.36%)^(5.81096) =  $1,869.10

Aetna Bond Fund
        1 Year                     $1,000 (1 + 6.89%)^(1)        =  $1,068.92
        5 Years                    $1,000 (1 + 5.96%)^(5)        =  $1,335.99
        Since Inception (1/3/92)   $1,000 (1 + 6.10%)^(5.83014)  =  $1,412.60

Aetna Government Fund
        1 Year                     $1,000 (1 + 7.67%)^(1)        =  $1,076.75
        Since Inception (1/4/94)   $1,000 (1 + 5.34%)^(3.82466)  =  $1,220.29

Aetna Growth Fund
        1 Year                     $1,000 (1 + 28.05%)^(1)       =  $1,280.48
        Since Inception (1/4/94)   $1,000 (1 + 21.20%)^(3.82466) =  $2,085.99

Aetna Growth and Income Fund
        1 Year                     $1,000 (1 + 36.49%)^(1)       =  $1,364.87
        5 Years                    $1,000 (1 + 18.22%)^(5)       =  $2,309.31
        Since Inception (1/3/92)   $1,000 (1 + 15.96%)^(5.82740) =  $2,369.54

Aetna Index Plus Fund
        Since Inception (12/10/96) $1,000 (1 + 23.64%)^(1)       =  $1,236.37

Aetna International Growth Fund
        1 Year                     $1,000 (1 + 25.07%)^(1)       =  $1,250.73
        5 Years                    $1,000 (1 + 13.57%)^(5)       =  $1,889.12
        Since Inception (1/3/92)   $1,000 (1 + 9.29%)^(5.82740)  =  $1,678.41

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Aetna Money Market Fund
        1 Year                     $1,000 (1 + 5.49%)^(1)        =  $1,054.88
        5 Years                    $1,000 (1 + 4.83%)^(5)        =  $1,265.85
        Since Inception (1/3/92)   $1,000 (1 + 4.73%)^(5.82740)  =  $1,308.87

Aetna Small Company Growth Fund
        1 Year                     $1,000 (1 + 36.73%)^(1)       =  $1,367.34
        Since Inception (1/4/94)   $1,000 (1 + 22.52%)^(3.82466) =  $2,174.46

Aetna Ascent Fund
        1 Year                     $1,000 (1 + 25.86%)^(1)       =  $1,258.59
        Since Inception (1/4/95)   $1,000 (1 + 21.97%)^(2.82740) =  $1,753.17

Aetna Crossroads Fund
        1 Year                     $1,000 (1 + 20.81%)^(1)       =  $1,208.12
        Since Inception (1/4/95)   $1,000 (1 + 18.54%)^(2.82740) =  $1,617.45

Aetna Legacy Fund
        1 Year                     $1,000 (1 + 15.17%)^(1)       =  $1,151.73
        Since Inception (1/4/95)   $1,000 (1 + 14.86%)^(2.82740) =  $1,479.67

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